EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated October 30, 2020

to the Statement of Additional Information dated June 29, 2020 (“SAI”)

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

The following disclosure is hereby added to the “Sub-Adviser” section of the SAI:

Sub-Sub-Advisory Agreement with Federated Hermes (UK) LLP

In the event that a business continuity planning event causes the complete or partial inability of the Sub-adviser to perform the investment sub-advisory services under the Sub-Advisory Agreement (a “BCP Event”), the Sub-adviser will delegate its duties and obligations with respect to investment sub-advisory services (but not sub-administrative services) under the Sub-Advisory Agreement to Federated Hermes (UK) LLP (the “Sub-Sub-adviser”), an affiliate of the Sub-adviser, pursuant to a Sub-Sub-Advisory Agreement (the “Sub-Sub-Advisory Agreement”) to be entered into by the Sub-adviser and the Sub-Sub-adviser upon occurrence of the BCP Event. The Sub-Sub-adviser, an indirect, wholly owned subsidiary of Federated Hermes, Inc., is located at 150 Cheapside, London EC2V 6ET, United Kingdom.

The delegation of authority by the Sub-adviser to the Sub-Sub-adviser pursuant to the Sub-Sub-advisory Agreement would initiate upon the occurrence of the BCP Event and would continue in operation for the duration of such BCP Event, and will be limited to such investment sub-advisory services under the Sub-Advisory Agreement as the Sub-adviser is unable to perform during the BCP Event. During the BCP Event, the Sub-Sub-adviser will be permitted to exercise all authority and investment discretion vested in the Sub-adviser under the Sub-Advisory Agreement to the extent necessary to perform the duties and obligations delegated to the Sub-Sub-adviser under the Sub-Sub-advisory Agreement.

For the investment sub-advisory services provided by the Sub-Sub-adviser under the Sub-Sub-advisory Agreement, the Sub-adviser (and not the Adviser or the Fund) will pay to the Sub-Sub-adviser the fees received by the Sub-adviser for sub-advisory services (but not sub-administrative services) to the Fund pursuant to the Sub-Advisory Agreement. The fee payable by the Fund to the Sub-adviser pursuant to the Sub-Advisory Agreement at the time of, and continuing through the end of the resolution of, the BCP Event, inclusive of any waivers and/or reimbursements then in effect, will not be altered in any way as a result of the effectiveness of the Sub-Sub-Advisory Agreement.

Under the Sub-Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of the Sub-Sub-adviser, the Sub-Sub-adviser will not be subject to liability for any act or omission in the performance of the Sub-Sub-adviser’s duties and obligations under the Sub-Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-adviser will remain responsible for any actions or omissions of the Sub-Sub-adviser to the same extent as if the Sub-adviser had taken such action or made such omission under the Sub-Advisory Agreement.

The Sub-Sub-Advisory Agreement may continue from year to year after an initial two-year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Sub-Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Sub-adviser or Sub-Sub-adviser upon sixty (60) days’ written notice to Passport Research and the Fund; and (ii) by Passport Research or the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to the Sub-adviser and Sub-Sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE